                                                                    EXHIBIT 99.1


[AVISTAR LOGO]
AVISTAR COMMUNICATIONS CORP.                               FOR IMMEDIATE RELEASE
555 Twin Dolphin Drive, 3rd Floor                       Contact: Robert J. Habig
Redwood Shores, CA 94065                                            650.610.2900
Tel 650.610.2900                                                  ir@avistar.com
Fax 650.610.2901
Video 650.632.1912
www.avistar.com


               AVISTAR COMMUNICATIONS REPORTS FINANCIAL RESULTS
                          FOR THE FIRST QUARTER OF 2003



REDWOOD SHORES, CALIF. - APRIL 24, 2003 - Avistar Communications Corporation (NASDAQ: AVSR), a leading provider of enterprise video communication solutions, today announced financial results for the three months ended March 31, 2003.

Revenue for the three months ended March 31, 2003 was $1.7 million, compared to revenue of $1.8 million for the three months ended December 31, 2002 and $2.7 million for the three months ended March 31, 2002. For the three months ended March 31, 2003, gross margin was 43% compared to 48% for the three months ended December 31, 2002 and 51% for the three months ended March 31, 2002.

Avistar reported a net loss of $2.7 million, or $0.11 per basic and diluted share, for the three months ended March 31, 2003. Avistar reported a net loss of $2.1 million, or $0.08 per basic and diluted share for the three months ended December 31, 2002 and $1.9 million, or $0.08 per basic and diluted share for the three months ended March 31, 2002. As of March 31, 2003, Avistar had cash and cash equivalents and short-term investments of $5.6 million and no long-term debt.

"The first quarter of 2003 saw continued uncertainty in the financial services industry, which is our key vertical market. Both the expansion of our existing clients' Avistar networks, and the acquisition of new clients remain challenging," stated Gerald J. Burnett, Avistar's chairman and chief executive officer. "We remain confident that the Avistar solution provides significant benefits for addressing the most pressing needs of business leaders today - reducing travel expenditures in order to avoid both cost and inefficiency, connecting their decentralized operations, improving productivity in an increasingly complex business environment, and continuing to speed decision making across and between enterprises."

"First quarter revenue approximated our fourth quarter 2002 result, with margin down somewhat as a function of a lower services margin," stated Robert J. Habig, Avistar's chief financial officer. "Operating expense increased from the previous quarter due to outside services fees, and the comparison to favorable year-end, non-cash adjustments to reserves. Our cash position reflected a continued focus on disbursement controls and cash collections. We ended the quarter without any debt, while maintaining full access to our $6 million credit line."
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ABOUT AVISTAR COMMUNICATIONS CORPORATION

Avistar develops, markets and supports video collaboration solutions for the enterprise, all powered by the AvistarVOS(TM) software. From the desktop, Avistar delivers TV-quality video calling, recording, publishing to web and emails, video-on-demand, broadcast, and document sharing. Avistar delivers on vBusiness - video-enabling business - by integrating visual communications into the daily workflow and connecting communities of users within and across enterprises.

Founded in 1993, Avistar Communications Corporation is headquartered in Redwood Shores, California, with sales offices in New York and London. Avistar's technology is used in more than 35 countries. Collaboration Properties, Inc., a wholly owned subsidiary of Avistar Communications Corporation, holds a broad portfolio of patents covering the AvistarVOS platform as well as multiple software and hardware video collaboration products. For more information, visit www.avistar.com.


FORWARD LOOKING STATEMENTS

Statements made in this news release regarding Avistar's solution and demand for its products are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act. Such statements are subject to risks and uncertainties that could cause actual results to differ materially, including such factors, among others, as market acceptance of our new and existing products; general economic conditions; the length of our sales cycle and our ability to successfully close business; our dependence on a few customers for a majority of our revenue; the rapid pace of technological change in our industry; the impact of competitive products and pricing; and the costs of prosecuting or defending infringement claims. As a result of these and other factors, Avistar expects to experience significant fluctuations in operating results, and there can be no assurance that Avistar will become or remain consistently profitable in the future, or that its future results will meet expectations. These and other risk factors are discussed in Avistar's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. Avistar disclaims any intent or obligation to update these forward-looking statements.

                                     ###

Copyright (c) 2003 Avistar Communications Corporation. All rights reserved. Avistar, AvistarVOS, and the Avistar logo are trademarks or registered trademarks of Avistar Communications Corporation.



                          ~financial statements follow~
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               AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                            Three Months Ended
                                                                                                          ----------------------
                                                                                                          March 31,    December 31,
                                                                                                            2003          2002
                                                                                                          --------      --------
                                                                                                               (unaudited)

        Revenue:
               Product                                                                                    $    801      $  1,521
               Services, maintenance and support                                                               862         1,179
                                                                                                          --------      --------
                     Total revenue                                                                           1,663         2,700
                                                                                                          --------      --------
        Cost of revenue:
               Product                                                                                         387           724
               Services, maintenance and support                                                               567           599
                                                                                                          --------      --------
                     Total cost of revenue                                                                     953         1,323
                                                                                                          --------      --------
                     Gross margin                                                                              709         1,377
                                                                                                          --------      --------

        Operating Expenses:
               Research and development                                                                        696         1,149
               Sales and marketing                                                                             971         1,014
               General and administrative                                                                    1,702         1,083
               Amortization of deferred stock compensation *                                                    45           126
                                                                                                          --------      --------
                     Total operating expenses                                                                3,414         3,372
                                                                                                          --------      --------
                     Loss from operations                                                                   (2,705)       (1,995)
                                                                                                          --------      --------
        Other income (expense):
               Interest income                                                                                  19            91
               Other, net                                                                                       (5)           (4)
                                                                                                          ========      ========
                    Total other income (expense), net                                                           14            87
                                                                                                          ========      ========
        Net loss                                                                                           $(2,690)      $(1,908)
                                                                                                          ========      ========
        Net loss per share - basic and diluted                                                              $(0.11)       $(0.08)
                                                                                                          ========      ========
        Weighted average shares used in calculating
               basic and diluted net loss per share                                                         25,321        25,231

                                                                                                          ========      ========
        * Amortization of deferred stock compensation excluded from the following expenses:
               Cost of revenue                                                                                  $5           $16
               Research and development                                                                          4            12
               Sales and marketing                                                                              35            95
               General and administrative                                                                        1             3
                                                                                                          ========      ========
                                                                                                               $45          $126

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               AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2003 AND DECEMBER 31, 2002
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                          March 31,    December 31,
                                                                                                            2003          2002
                                                                                                          --------      --------
                                                                                                         (unaudited)

ASSETS:
      Current assets:
         Cash and cash equivalents                                                                        $  5,086      $  4,783
         Short-term investments                                                                                500         2,402
         Accounts receivable, net of allowance for doubtful
           accounts of $68 at March 31, 2002 and $69 December 31, 2002                                         978           740
         Inventories, including inventory shipped to customers sites, not
           yet installed of $75 at March 31, 2002 and $71 at December 31, 2002                               1,107         1,148
         Prepaid expenses and other current assets                                                             415           629
                                                                                                          --------      --------
            Total current assets                                                                             8,086         9,702
         Property and equipment, net                                                                           344           378
         Other assets                                                                                          320           320
                                                                                                          --------      --------
            Total assets                                                                                  $  8,750      $ 10,400
                                                                                                          ========      ========
LIABILITIES AND STOCKHOLDERS' EQUITY:
      Current liabilities:
         Accounts payable                                                                                 $  1,127      $    558
         Deferred revenue and customer deposits                                                              1,555           996
         Accrued liabilities and other                                                                         723           898
                                                                                                          --------      --------
            Total current liabilities                                                                        3,405         2,452
                                                                                                          --------      --------
      Stockholders' equity:
         Common stock, $0.001 par value; 250,000,000 shares authorized at March
            31, 2003 and December 31, 2002; 26,510,466 and 26,465,058 shares
            issued at March 31, 2003 and December 31, 2002, respectively                                        26            26
         Less: treasury common stock, 1,179,625 shares at March 31, 2003
            and December 31, 2002, at cost                                                                     (51)          (51)
         Additional paid-in-capital                                                                         80,298        80,254
         Deferred stock compensation                                                                           (90)         (135)
         Other comprehensive income                                                                             --             2
         Accumulated deficit                                                                               (74,838)      (72,148)
                                                                                                          --------      --------
            Total stockholders' equity                                                                       5,345         7,948
                                                                                                          --------      --------
            Total liabilities and stockholders' equity                                                    $  8,750      $ 10,400
                                                                                                          ========      ========

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               AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

               CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS FOR
                 THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                                 (IN THOUSANDS)

                                                                                            Three Months Ended
                                                                                           --------------------
                                                                                           March 31,   March 31,
                                                                                             2003         2002
                                                                                           -------      -------
                                                                                                 (unaudited)
Cash Flows from Operating Activities:
  Net loss                                                                                 $(2,690)     $(1,908)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation                                                                                51           97
    Stock-based compensation                                                                    45          126
    Compensation on options issued to consultants                                                9           --
    Provision for doubtful accounts                                                             15          126
    Changes in current assets and liabilities:
       Accounts receivable                                                                    (253)          76
       Inventories                                                                              41           10
       Prepaid expenses and other current assets                                               214          290
       Other assets                                                                             --           (2)
       Accounts payable                                                                        569           74
       Deferred revenue and customer deposits                                                  559         (398)
       Accrued liabilities and other                                                          (175)        (669)
                                                                                           -------      -------
  Net cash used in operating activities                                                     (1,615)      (2,178)
                                                                                           -------      -------

Cash Flows from Investing Activities:
 Sale of short-term investments                                                              1,900          204
 Purchase of property and equipment                                                            (17)         (69)
                                                                                           -------      -------
 Net cash provided by (used in) investing activities                                         1,883          135
                                                                                           -------      -------
Cash Flows from Financing Activities:
  Decrease in bank overdraft                                                                    --         (149)
  Proceeds from issuance of common stock                                                        35           75
                                                                                           -------      -------
  Net cash provided by (used in) financing activities                                           35          (74)
                                                                                           -------      -------
  Net increase (decrease) in cash and cash equivalents                                         303       (2,117)
  Cash and cash equivalents, beginning of period                                             4,783        7,455
                                                                                           -------      -------
  Cash and cash equivalents, end of period                                                 $ 5,086      $ 5,338
                                                                                           =======      =======